Exhibit 10.3

                              AMENDED AND RESTATED

                                  TRITEL, INC.
                             1999 STOCK OPTION PLAN

         1. PURPOSE. The purpose of this Plan is to attract and retain qualified officers, directors and other key employees of, and consultants to, Tritel, Inc. (the "Company") and its Subsidiaries and to provide such persons with appropriate incentives. The Company adopted the Plan effective as of January 7, 1999, and has subsequently amended the Plan. Unless extended by amendment in accordance with the terms of the Plan, no Option Rights, Appreciation Rights, Restricted Shares or Deferred Shares will be granted hereunder after the tenth anniversary of such effective date.

         2.       DEFINITIONS.  As used in this Plan,

         "APPRECIATION RIGHT" means a right granted pursuant to Section 5 of this Plan, including a Free-standing Appreciation Right and a Tandem Appreciation Right.

         "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Free-standing Appreciation Right.

         "BOARD" means the Board of Directors of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means the Compensation Committee of the Board of Directors, as described in Section 13(a) of this Plan, or, in the absence of a Compensation Committee, the full Board.

         "COMMON SHARES" means (i) shares of the Class A Common Stock, par value $.01 per share, of the Company and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 9 of this Plan.

         "DATE OF GRANT" means the date specified by the Committee on which a grant of Option Rights or Appreciation Rights or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

         "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

         "DEFERRED SHARES" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

         "FREE-STANDING APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

         "INCENTIVE STOCK OPTION" means an Option Right that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

         "MARKET VALUE PER SHARE" means the fair market value of the Common Shares as determined by the Committee from time to time.

         "NONQUALIFIED OPTION" means an Option Right that is not intended to qualify as an Incentive Stock Option.

         "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Option Right.

         "OPTION PRICE" means the purchase price payable upon the exercise of an Option Right.

         "OPTION RIGHT" means the right to purchase Common Shares from the Company upon the exercise of a Nonqualified Option or an Incentive Stock Option granted pursuant to Section 4 of this Plan.

         "PARTICIPANT" means a person who is selected by the Committee to receive benefits under this Plan and (i) is at that time an officer, director or other key employee of, or a consultant to, the Company or any Subsidiary or (ii) has agreed to commence serving in any such capacity.

         "RELOAD OPTION RIGHTS" means additional Option Rights automatically granted to an Optionee upon the exercise of Option Rights pursuant to Section 4(f) of this Plan.

         "RESTRICTED SHARES" means Common Shares granted or sold pursuant to
Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restriction on transfer referred to in Section 6 hereof has expired.

         "RULE 16B-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor rule to the same effect.

         "SPREAD" means, in the case of a Free-standing Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Base Price specified therein or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Option Price specified in the related Option Right.

         "SUBSIDIARY" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Company owns or controls directly or indirectly more than 50% of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

         "TANDEM APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Company.

         "10% SHAREHOLDER" means an individual who, at the time an Option Right is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock issued by the Company or by any parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code or any successor provision thereto.

         3.       SHARES AVAILABLE UNDER THE PLAN.

                  (a) Subject to adjustment as provided in Section 9 of this Plan, the number of Common Shares which may be (i) issued or transferred upon the exercise of Option Rights or Appreciation Rights, or (ii) awarded as Restricted Shares and released from substantial risk of forfeiture thereof or Deferred Shares, shall not in the aggregate exceed 10,462,400 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof. For the purposes of this Section 3(a):

                           (i) Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder; and

                           (ii) Upon the full or partial payment of any Option Price by the transfer to the Company of Common Shares or upon satisfaction of tax withholding obligations in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Common Shares, there shall be deemed to have been issued or transferred under this Plan only the net number of Common Shares actually issued or transferred by the Company less the number of Common Shares so transferred or relinquished.

                  (b) Notwithstanding anything in Section 3(a) hereof, or elsewhere in this Plan, to the contrary, the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of the Incentive Stock Options shall not exceed the total number of Common Shares first specified in Section 3(a) hereof.

                  (c) Notwithstanding any other provision of this Plan to the contrary, no Participant shall be granted Option Rights and Appreciation Rights, in the aggregate, for more than 100,000 Common Shares during any two calendar years, subject to adjustment as provided in Section 9 of this Plan.

                  (d) Notwithstanding any other provision of this Plan to the contrary, no Participant shall be granted Deferred Shares, in the aggregate, for more than 100,000 Common Shares during any two calendar years, subject to adjustment as provided in Section 9 of this Plan.

         4. OPTION RIGHTS. The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant shall specify the number of Common Shares to which it pertains.

                  (b) Each grant shall specify an Option Price per Common Share, which may not be less than 75% of the Market Value per Share on the Date of Grant. In the case of any grant of Incentive Stock Options, such Option Price per Common Share may not be less than 100% of the Market Value per Share on the Date of Grant (110% of the Market Value per Share on the Date of Grant in the case of a grant to a 10% Shareholder).

                  (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 4(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing.

                  (d) Any grant of a Nonqualified Option may provide that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to a risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this
Section 4(d), the Common Shares received by the Optionee upon the exercise of the Nonqualified Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

                  (e) Any grant may, if there is then a public market for the Common Shares, provide for deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the Common Shares to which the exercise relates.

                  (f) Any grant may provide for the automatic grant to the Optionee of Reload Option Rights upon the exercise of Option Rights, including Reload Option Rights, for Common Shares or any other noncash consideration authorized under Sections 4(c) and (d) above; provided, however, that the term of any Reload Option Right shall not extend beyond the term of the Option Right originally exercised.

                  (g) Successive grants may be made to the same Optionee regardless of whether any Option Rights previously granted to the Optionee remain unexercised.

                  (h) Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting services, of the Optionee by the Company or any Subsidiary that are necessary and/or the individual or aggregate performance criteria that must be satisfied before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Option Rights in the event of a change in control of the Company or other similar transaction or event. Notwithstanding the foregoing, in the case of any grant of Incentive Stock Options, the aggregate Market Value per Share on the Date of Grant of the Common Shares subject to such Incentive Stock Options (and all other incentive stock options granted by the Company or any parent or subsidiary corporation) that are exercisable for the first time by the Optionee during any calendar year shall not exceed $100,000.

                  (i) Option Rights granted pursuant to this Section 4 may be Nonqualified Options or Incentive Stock Options or combinations thereof.

                  (j) Any grant of an Option Right may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis, or the Committee may provide that any dividend equivalents shall be credited against the Option Price.

                  (k) No Option Right granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant. In the case of any Incentive Stock Option granted to a 10% Shareholder, such Incentive Stock Option may not be exercised more than five years from the Date of Grant.

                  (l) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by any designated officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

         5. APPRECIATION RIGHTS. The Committee may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Company an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100%) of the Spread at the time of the exercise of an Appreciation Right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Company in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Company to issue Common Shares or other equity securities in lieu of cash.

                  (b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Committee on the Date of Grant.

                  (c) Each grant shall specify (i) the period or periods of continuous employment, or continuous engagement of the consulting services, of the Optionee by the Company or any Subsidiary that are necessary and/or the individual or aggregate performance criteria that must be satisfied before the Appreciation Rights or installments thereof shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

                  (d) Any grant may specify that an Appreciation Right may be exercised only in the event of a change in control of the Company or other similar transaction or event.

                  (e) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

                  (f) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by any designated officer thereof and delivered to and accepted by the Optionee and shall describe the subject Appreciation Rights, identify any related Option Rights, state that the Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan.

                  (g) Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Company) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

                  (h) Regarding Free-standing Appreciation Rights only:

                           (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

                           (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to the Participant remain unexercised; and

                           (iii) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

          6. RESTRICTED SHARES. The Committee may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

                  (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

                  (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Company or other similar transaction or event.

                  (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

                  (e) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

                  (f) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Company by any designated officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Company until all restrictions thereon lapse.

         7. DEFERRED SHARES. The Committee may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant or sale shall constitute the agreement by the Company to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

                  (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

                  (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of the Deferral Period in the event of a change in control of the Company or other similar transaction or event.

                  (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

                  (e) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Company by any designated officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

         8.       TRANSFERABILITY.

                  (a) No Incentive Stock Option granted under this Plan may be transferred by a Participant, except by will or the laws of descent and distribution. Except as otherwise provided in the agreement evidencing such option or right, no Nonqualified Option or Appreciation Right granted under this Plan may be transferred by a Participant, except (i) by will or the laws of descent and distribution, (ii) to one or more members of the Participant's immediate family, or (iii) to a trust established for the benefit of the Participant and/or one or more members of the Participant's immediate family. Option Rights and Appreciation Rights granted under this Plan may not be exercised during a Participant's lifetime except by (i) the Participant, (ii) a transferee of the Participant described in the preceding sentence, or (iii) in the event of the legal incapacity of the Participant or any such transferee, by the guardian or legal representative of the Participant or such transferee (as applicable) acting in a fiduciary capacity on behalf thereof under state law and court supervision.

                  (b) Any grant made under this Plan may provide that all or any part of the Common Shares that are to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions upon transfer.

         9.       ADJUSTMENTS.

                  (a) The Committee may make or provide for such adjustments in the number of Common Shares covered by outstanding Option Rights, Appreciation Rights and Deferred Shares granted hereunder, the Option Prices per Common Share or Base Prices per Common Share applicable to any such Option Rights and Appreciation Rights, and the kind of shares (including shares of another issuer) covered thereby, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (i) any stock dividend, stock split, combination of shares, recapitalization or similar change in the capital structure of the Company or (ii) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. The Committee may also make or provide for such adjustments in the maximum numbers of Common Shares specified in Section 3 of this Plan as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 9.

                  (b) If another corporation is merged into the Company or the Company otherwise acquires another corporation, the Committee may elect to assume under this Plan any or all outstanding stock options or other awards granted by such corporation under any stock option or other plan adopted by it prior to such acquisition. Such assumptions shall be on such terms and conditions as the Committee may determine; provided, however, that the awards as so assumed do not contain any terms, conditions or rights that are inconsistent with the terms of this Plan. Unless otherwise determined by the Committee, such awards shall not be taken into account for purposes of the limitations contained in Section 3 of this Plan.

          10. FRACTIONAL SHARES. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

          11. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes required to be withheld. At the discretion of the Committee, any such arrangements may without limitation include voluntary or mandatory relinquishment of a portion of any such payment or benefit or the surrender of outstanding Common Shares. The Company and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

          12. CERTAIN TERMINATIONS OF EMPLOYMENT OR CONSULTING SERVICES, HARDSHIP, AND APPROVED LEAVES OF ABSENCE. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement with the consent of the Company, termination of employment or consulting services to enter public or military service with the consent of the Company or leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, or any Common Shares that are subject to any transfer restriction pursuant to Section 8(b) of this Plan, the Committee may take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

         13.      ADMINISTRATION OF THE PLAN.

                  (a) This Plan shall be administered by the Compensation Committee of the Board, which shall be composed of not less than two members of the Board, or, in the absence of a Compensation Committee, by the full Board. At any time that awards under the Plan are subject to Rule 16b-3, each member of the Compensation Committee shall be a "non-employee director" within the meaning of such Rule. In addition, at any time that the Company is subject to Section 162(m) of the Code, each member of the Compensation Committee shall be an "outside director" within the meaning of such Section. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Notwithstanding the foregoing, the Committee may delegate to the President and/or the Chief Executive Officer of the Company (or the delegate of either or both such officers) its rights, duties and responsibilities under the Plan with respect to Participants who are not subject to Rule 16b-3 and Section 162(m) of the Code, subject to applicable law and such terms and conditions as the Committee may impose.

                  (b) The interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares or Deferred Shares, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

         14.      AMENDMENTS AND OTHER MATTERS.

                  (a) This Plan may be amended from time to time by the Committee; provided, however, that except as expressly authorized by this Plan, no such amendment shall cause this Plan to cease to satisfy any applicable condition of Rule 16b-3 or cause any award under the Plan to cease to qualify for any applicable exception under Section 162(m) of the Code, without the further approval of the stockholders of the Company.

                  (b) With the concurrence of the affected Participant, the Committee may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of any such cancellation, the Committee may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares as had been covered by the cancelled Option Rights or other award, at such Option Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled Option Rights or other award not been granted.

                  (c) The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

                  (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

                  (e) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from so qualifying, any such provision shall be null and void with respect to any such Option Right; provided, however, that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

                  (f) Any award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the stockholders of the Company shall be null and void if it is subsequently determined that such approval was required under the terms of the Plan or applicable law.

                  (g) Unless otherwise determined by the Committee, this Plan is intended to comply with Rule 16b-3 at all times that awards hereunder are subject to such Rule.